Exhibit 10.4

LIMITED WAIVER TO CREDIT AGREEMENT

This LIMITED WAIVER TO CREDIT AGREEMENT (this “Limited Waiver”) is entered into as of April 20, 2007 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Limited Waiver shall have the meanings ascribed to them in to the Credit Agreement (as hereinafter defined).

RECITALS:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Limited Waiver to Credit Agreement. The Agent and Lenders hereby waive any breach of Sections 4.1(a) and 4.1(b) of the Credit Agreement, and any Default or Event of Default as a result thereof, solely to the extent that Borrower Representative failed to deliver the (a) financial statements (and related deliveries required by Section 4.1(a)) for the fiscal months ending January 31, 2007 and February 28, 2007 and (b) the year-end audited financial statements (and related deliveries required by Section 4.1(b)) for the fiscal year ending December 31, 2006, in each case on or prior to the dates required to be delivered thereunder; provided, however, that Borrower Representative delivers to Agent the financial statements (and related deliveries) described in clauses (a) and (b) above on or prior to April 30, 2007.

2 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Limited Waiver, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Limited Waiver), that:

(a) the execution, delivery and performance by each Credit Party of this Limited Waiver has been duly authorized by all necessary corporate and partnership action and this Limited Waiver is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Limited Waiver, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Limited Waiver after giving effect to this Limited Waiver and the transactions contemplated hereby.

3 Miscellaneous.

3.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Limited Waiver shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Limited Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the limited waiver set forth herein is effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Limited Waiver shall not be deemed (i) except as expressly provided in this Limited Waiver, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Limited Waiver.

3.2 Counterparts and Signatures by Fax. This Limited Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Limited Waiver by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Limited Waiver.

3.3 Severability. In case any provision in or obligation under this Limited Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4 Loan Document. This Limited Waiver shall constitute a Loan Document.

3.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Limited Waiver as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
ITG HOLDINGS, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice president and Treasurer of each of the entities listed above

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President of each of the entities listed above

[Signature Page to Limited Waiver Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON APPAREL SERVICES COMPANY
BURLINGTON INDUSTRIES V, LLC
BWW CT, INC.
CLIFFSIDE DENIM LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BI PROPERTIES I, INC.
BURLINGTON INTERNATIONAL SERVICES COMPANY
BURLINGTON INDUSTRIES IV, LLC
BURLINGTON WORLDWIDE INC.
BILLC ACQUISITION LLC
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By:	/s/ Karyl P. McClusky
Name:	Karyl P. McClusky
Title:	Vice President and Treasurer of each of the entities listed above

VALENTEC WELLS, LLC
ASCI HOLDINGS GERMANY (DE), INC.
ASCI HOLDINGS ASIA PACIFIC (DE), LLC
ASCI HOLDINGS CZECH (DE), INC.
ASCI HOLDINGS U.K. (DE), INC.
ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President of each of the entities listed above

[Signature Page to Limited Waiver Credit Agreement]

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President

[Signature Page to Limited Waiver Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Limited Waiver Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

[Signature Page to Limited Waiver Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/ M. Kim Carpenter
Name:	M. Kim Carpenter
Title:	Vice President

[Signature Page to Limited Waiver Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Josephine Norris
Name:	Josephine Norris
Title:	Director

[Signature Page to Limited Waiver Credit Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Limited Waiver Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/ Yelena Kravchuk
Name:	Yelena Kravchuk
Title:	Assistant Vice President

[Signature Page to Limited Waiver Credit Agreement]